FBR 2011 Fall Investor Conference November 29, 2011 Investment Outlook November, 2011 Exhibit 99.1

Forward Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Such statements, including information relating to the Company’s expectations for future distributions and market conditions, are not considered historical facts and are considered forward-looking information under the federal securities laws. This information may contain words such as “believes,” “plans,” “expects,”
“intends,” “estimates” or similar expressions.
This information is not a guarantee of the Company’s future performance and is subject to risks, uncertainties and other important factors that could cause the Company’s actual performance or achievements to differ materially from those expressed or implied by this forward-looking information and include, without limitation, changes in the Company’s distribution policy, changes in the Company’s ability to pay distributions, changes in the market value and yield of our assets, changes in interest rates and the yield curve, net interest margin, return on equity, availability and terms of financing and hedging and various other risks and uncertainties related to our business and the economy, some of which are described in our filings with the SEC. Given these uncertainties, you should not rely on forward-looking information. The Company undertakes no obligations to update any forward-
looking information, whether as a result of new information, future events or otherwise.

CYS: Overview
Focus on Cost
Efficiency
Target Assets
Agency Residential Mortgage Backed Securities
A Real Estate Investment Trust formed in January 2006
Ample Financing
Sources
Currently financing lines with 32 lenders
Swap agreements with 16 counterparties
Dividend Policy
Self managed: highly scalable
Objective
Senior Management
Kevin Grant, CEO, President, Chairman
Frances Spark, CFO
Pay dividends and achieve capital appreciation throughout changing interest rate and credit cycles
Be the most efficient Agency REIT in the market
Company intends to distribute all or substantially all of its REIT taxable income

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10/21/11

Attractive Environment Likely to Persist
Steep Curve
Creates significant positive carry
Very low cost of financing
Significant ROE
Hedge flexibility very important
Fed still fighting deflation
Source:   Bloomberg.
(1) November 25, 2011
Mortgage Yields Currently Attractive
Par-Priced 7/1 hybrid rates now 2.17%
(1)
30 Year fixed rates now 3.42%
(1)
15 Year fixed rates now 2.76%
(1)
Hedging rates historically low
November 25, 2011
November 25, 2011
5 Year Swap vs. 1 Month LIBOR: 1/2005 – 11/2011
5/1 Hybrid Net Interest Margin: 1/2005 – 11/2011

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3.00
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1.00
0.00
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
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Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
CYS INVESTMENTS

Attractive Investment Environment Remains
Source:    Bloomberg.
Note:       Spreads calculated as: (i) 15 year CC Index = 50% 4 year swap, and (ii) 15 year Current Coupon Index
Borrow Short
Invest Long
15 Year Hedged (i) 15 Year Unhedged (ii)
15 Year Fixed Hedged with Swaps: 1/1/2005 – 11/25/2011

10 Year Treasury Note Auctions
11/98 – 10/11
2 Year Treasury Note Auctions
11/98 – 10/11
3 Year Treasury Note Auctions
11/98 – 10/11
Source: Bloomberg, US Treasury
5 Year Treasury Note Auctions
11/98 – 10/11
7 Year Treasury Note Auctions
11/98 – 10/11
30 Year Treasury Note Auctions
11/98 – 10/11
Treasury Auction Volume

Plosser
Fisher
Lacker
Dudley
Kocherlakota
Lockhart
Evans
Pianalto
2011 Voters
2012 Voters
Williams
2013 Voters
Dudley
Evans
Rosengren
Bullard
Dudley
George
Governors
Fed Voters Moving To Be More Dovish in 2012
Obama
Nominees?
Duke Bernanke Tarullo
Powell
Stein
Yellen
Raskin
Hawkish Dovish Neutral
Note: 2010 Voters were Hoenig, Pinalto, Rosengren, and Bullard. Sources: federalreserve.gov, Macroeconomic Advisers, LLC,  Bank of America Merrill Lynch, Bloomberg, Wall Street Journal, Indiana University,  Marketwatch, Thomson Reuters,
Federal Reserve Bank of Atlanta, Federal Reserve Bank of Chicago, Federal Reserve Bank of Cleveland, Maryland Consumer Rights Coalition, Boston Globe, Businessweek, Newsweek, Washington Post, CNBC.

The Brief Hawkish Interlude Appears Over
Xiaochuan
China
Bernanke
USA
Shirakawa
Japan Canada
Carney
Australia
Stevens
New Zealand
Bollard
Draghi
EU
Tombini
Brazil
Subbarao
India
Global Accommodation is Reluctantly Restarting
Hawkish Dovish Neutral
Draghi
EU

Total Nonfarm Private Payroll Employment
2005-present
000's

BLS Measure: Total Private Industry Employment
Change - Period to Period SA, Thous

Challenger, Gray & Christmas, Inc.
Job Cut Announcement Report
1989 – Present

CPI-U All Items, Core
2005 – Present
% Change - Year to Year

12 Month % Change
All Items
Core CPI
Oct, 3.5%
2.1%

Civilian Unemployment Rate
1/1/48 - present
%

Capacity Utilization: Manufacturing
2005 – Present
%

Percent
Oct 75.4%

U.S. Retail Gasoline Price: Regular and Crude
1/01 – Present
%

Regular Gasoline (EIA)
Crude Oil (NYMEX)

8 Source: S&P, Fiserv, and Macromarkets LLC / Haver Analytics, BLS, Challenger, Gray & Christmas, US Dept. of Energy, NYMEX Economic Recovery Below Normal Pace

CYS INVESTMENTS

GRAB CurncyFIT

Find Security | 1) Markets | 2) Actions | 3) Tools | Fixed Income Trading

FITG > TBA 10:58 4) Settings

TB30 | TB15 | FN30 | FN15 | GD30 | GD15 | GN30 | GN15 | GNII | SW30 | SW15

	3.0		3.5		4.0	
Dec	102-04+ / 06	2 - 3 - 04+	103-21+ / 22+	3 - 2 04+	104-25+ / 27+	1 - 1 - 01
Jan	101-29 / 30	1 - 2 - 03+	103-16+ / 17+	2 - 1 05	104-23 / 24	1 - 1 - 02
Feb	101-20 / 21	1 - 1 - 03+	103-11 / 12	1 - 1 05+	104-17+ / 18+	1 - 1 - 02+
Dec/Jan	08 / 08¼	1 - 1 - 00¼	04¾ / 05	2 - 3 -	02+ / 02¾	2 - 3 + 00⅛
Jan/Feb	08+ / 09	1 - 1 --	04¾ / 05¼	2 - [illegible] + 00¼	05⅛ / 05⅜	1 - 1 --

	4.5		5.0		5.5	
Dec	106-07 / 08	1 - 1 + 00+	[illegible]	1 - 1 - 00+	108-05+ / 06+	1 - 1 + 00+
Jan	106-03+ / 04+	1 - 1 - 01+	107-03 / 04	1 - 1 --	108-01 / 02	1 - 1 + 00+
Feb	105-31+ / 00+	1 - 1 --	106-29+ / 30+	1 - 1 --	107-25+ / 27	1 - 1 + 00+
Dec/Jan	03⅛ / 03⅜	1 - 1 + 00⅛	03⅞ / 04⅛	1 - 2 + 00+	03⅞ / 04⅛	1 - 1 --
Jan/Feb	04 / 04¼	1 - 1 --	05⅜ / 05⅝	1 - 1 --	06⅞ / 07⅛	1 - 1 --

Benchmarks

Treas 2Y	99-30¼ / 30+	0.277 / 274	- 00¾
Treas 3Y	99-29 / 29¼	0.407 / 404	- 01¾
Treas 5Y	99-24 / 24¼	0.926 / 925	- 07¼
Treas 7Y	99-15+ / 15¾	1.453 / 452	- 15⅛
Treas 10Y	100-13 / 13+	1.955 / 953	- 20¼
Treas 30Y	104-14 / 15	2.902 / 901	-1-12

Roll Analysis-FNCI Dec/Jan Rte 0.26

Cpn	CPR	Drp	B/E Drp	B/E Rte	B/E CPR
3.00	6.33	8.000	7.358	0.054	
3.50	22.81	4.750	6.479	0.796	35.319
4.00	32.23	2.500	5.315	1.115	45.441
4.50	26.75	3.125	6.340	1.229	39.531
5.00	22.51	3.875	7.834	1.447	36.866
5.50	20.63	3.875	8.962	1.775	37.039

Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2011 Bloomberg Finance L.P.
SN 466262 H356-1044-1 25-Nov-11 10:58:25 EST GMT-5:00

Economics of Forward Purchase
Source: Bloomberg 11/25/11
1
5
1/4
/32 represents a discount to the purchase price of the security of approximately $0.30 per month from trade date to settlement date.
Economics of Forward Purchase
Example: 15 yr. 3 ½% drop = ~4
3/4
/32 pt. per month 1

CYS Dividends: 10/2009 – 10/2011
$0.35
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
Oct-09
$0.55
Jan-10
$0.55
Apr-10
$0.60
Jul-10
$0.60
Oct-10
$0.60
Dec-10
Portfolio Composition and Results
CYS Agency RMBS Portfolio
1
Total Agency RMBS: $9,398 million
$0.60
Apr-11
1 As of 9/30/11
$0.60
Jul-11
$0.55
Oct-11
15 Year Fixed
Rate: 53%
Hybrid ARMs: 34%
20 Year Fixed
Rate: 7%
10 Year Fixed
Rate: 3%
30 Year Fixed
Rate: 3%

Portfolio Characteristics
CYS Portfolio Characteristics*
* As of 9/30/11
(1) "Months to Reset" is the number of months remaining before the fixed rate on a hybrid ARM becomes a variable rate. At the end of the fixed period, the variable rate will be determined by the margin and the pre-specified caps of the ARM. After the fixed period, 100% of the hybrid ARMs in the portfolio reset annually.
(2) CPR, or "Constant Prepayment Rate," is a method of expressing the prepayment rate for a mortgage pool that assumes that a constant fraction of the remaining principal is prepaid each month or year. Specifically, the Constant Prepayment Rate is an annualized version of the prior three month prepayment rate. Securities with no prepayment history are excluded from this calculation.
(3)
Weighted average months to reset of our hybrid ARM portfolio.
   Fair Value
10 Year Fixed    $ 288,426    303,416    $ 104.06       $ 105.20       N/A    3.50% 6.2%
15 Year Fixed    4,717,243    4,964,472    102.40       105.24       N/A    3.85% 9.9%
20 Year Fixed    608,028    644,471    102.33       105.99       N/A    4.14% 8.1%
30 Year Fixed    259,824    279,791    103.15       107.68       N/A    5.00% 15.7%
Hybrid ARMs    3,070,004    3,205,883    102.25       104.43       66.0    3.32% 19.9%
Total/Weighted Avg.    $8,943,525     $9,398,033    $102.42       $105.08       66.0 (3) 3.71% 12.6%
Coupon
CPR
(2)

Fair
Value/Par

MTR
(1)
Par Value Weighted Average
Asset Type    (in thousands) Cost/Par

History of Transparent and
Consistent Financial Reporting
CYS uses Financial Reporting for Investment Companies
CYS financial reporting - Best in Class
Schedule of investments
NAVs have reflected mark-to-market accounting since inception
No OCI account on balance sheet
Realized and unrealized losses taken through income statement
Losses expensed in period incurred

CYS INVESTMENTS

Income Statement Data (in 000's)	Three Months Ended Sept. 30, 2011	June 30, 2011
Investment income - Interest income	64,566	65,720
Total expenses	14,610	9,335
Net investment income	49,956	56,385
Net gain (loss) from investments	120,959	129,225
Net gain (loss) from swap and cap contracts	(74,594)	(86,188)
Net Income (Loss)	$ 96,321	$ 99,422
Net income per common share (diluted)	$1.16	$1.20
Distributions per common share	$0.55	$0.60
Non-GAAP Measure (in 000's)		
Core Earnings [1]	$34,487	$41,510
Non-GAAP Reconciliation (in 000's)		
NET INCOME	96,321	99,422
Net (gain) loss from investments	(120,959)	(129,225)
Net (gain) loss on termination of swap contracts	—	3,493
Net unrealized (appreciation) depreciation on swap and cap contracts	59,125	67,820
Core Earnings	$34,487	$41,510
Key Portfolio Statistics*		
Average yield on Agency RMBS [2]	3.02%	3.37%
Average cost of funds and hedge [3]	1.07%	1.14%
Interest rate spread net of hedge [4]	1.95%	2.23%
Operating expense ratio [5]	2.33%	1.92%
Leverage ratio (at period end) [6]	7.9:1	8.1:1

Balance Sheet Data (in 000's)	Sept. 30, 2011	June 30, 2011
Cash and Cash Equivalents	$ 7,180	$ 1,092
Total Assets	$ 9,540,317	$ 9,310,511
Repurchase Agreements	$ 7,540,669	$ 7,548,091
Net Assets	$ 1,074,207	$ 1,019,809
Net Assets Per Common Share	$12.98	$12.35

Historical Financials
(1) Core Earnings is defined as net income (loss) excluding net realized gain (loss) on investments, net unrealized appreciation (depreciation) on investments, net realized gain (loss) on termination of swap contracts and unrealized appreciation (depreciation) on swap and cap contracts.
(2) Our average yield on Agency RMBS for the period was calculated by dividing our interest income from Agency RMBS by our average Agency RMBS.
(3) Our average cost of funds and hedge for the period was calculated by dividing our total interest expense, including our net swap and cap interest income (expense), by our average repurchase agreements.
(4) Our interest rate spread net of hedge for the period was calculated by subtracting our average cost of funds and hedge from our average yield on Agency RMBS.
(5) Our operating expense ratio is calculated by dividing operating expenses by average net assets.
(6) Our leverage ratio was calculated by dividing total liabilities by net assets.
* All percentages are annualized.

14 Financial Highlights Steep yield curve and attractive spreads in target assets Tailwinds likely to continue Investment Company accounting provides transparency

FBR 2011 Fall Investor Conference November 29, 2011 Investment Outlook November, 2011